UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  April 7, 2009

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21300 Ridgetop Circle, Sterling Virginia 20166

(Address of principal executive offices)     (Zip Code)

(703) 406-2800

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm.

On April 7, 2009, Thompson, Greenspon & Co., P.C. of Fairfax, Virginia declined to stand for re-election as the independent registered public accounting firm for Sutron Corporation (the “Company”). Sutron Corporation’s Board of Directors approved the dismissal of Thompson, Greenspon & Co., P.C.  as its independent registered public accounting firm on April 7, 2009.

During the fiscal years ended December 31, 2007 and 2008 and through the date hereof, between the Company and Thompson, Greenspon, there have been: (i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K); and (iii) no adverse opinions or disclaimer of opinions in the Company’s financial statements, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principle.

The Company has provided to Thompson, Greenspon a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and requested that Thompson, Greenspon furnish it with a letter addressed to the SEC stating that Thompson, Greenspon agrees with the Company's statements in this Item 4.01.  A copy of the letter dated April 7, 2009 to the SEC furnished by Thompson, Greenspon in response to that request is filed as Exhibit 16.1 to this Form 8-K.

 (b)    Engagement of Independent Registered Public Accounting Firm.

The Board of Directors also ratified the Company’s selection of Yount, Hyde & Barbour, P.C. (“Yount, Hyde”), a certified accounting firm in Winchester, Virginia, as the Company's new independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008, any subsequent interim period through April 7, 2009, the Company did not consult with Yount, Hyde regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Yount, Hyde on the Company's financial statements.  Further, Yount, Hyde did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit 16.1 – Letter of Thompson, Greenspon & Co., P.C. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutron Corporation
(Registrant)

Date: April 13, 2009	By:	/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

Exhibit 16.1	Letter of Thompson, Greenspon & Co., P.C. to the Securities and Exchange Commission